                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 17, 2001

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5,
           Series 1998-3, Series 1998-5, Series 1998-6, Series 1999-1,
           Series 1999-2, Series 1999-3, Series 2000-1, Series 2000-2,
           Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3
           and Series 2001-4
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                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)


       United States                  333-74303                22-2382028
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


                White Clay Center, Building 200, Newark, DE         19711
                -----------------------------------------------     ------------
                (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On September 17, 2001, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-4, 1997-5, 1998-3, 1998-5, 1998-6, 1999-1, 1999-2, 1999-3, 2000-1,
2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3 and 2001-4
certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          ---------------

                  20.1 Monthly Reports with respect to the September 17, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 28, 2001

                                             The Chase Manhattan Bank,
                                             as Servicer


                                             By: /s/ Miriam K. Haimes
                                             -----------------------------------
                                             Name:  Miriam K. Haimes
                                             Title: Financial Director

                                    INDEX TO EXHIBITS
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Exhibit No.                         Description
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20.1                                Monthly Reports with respect to the
                                    September 17, 2001 distribution